UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934

October 1, 2013

Date of Report (Date of earliest event reported)

Pitney Bowes Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-3579	06-0495050
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

World Headquarters
1 Elmcroft Road
Stamford, Connecticut 06926-0700
(Address of principal executive offices)

(203) 356-5000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01. REGULATION FD DISCLOSURE

The following information is furnished pursuant to Item 7.01 “Regulation FD Disclosure.”

On October 1, 2013, Pitney Bowes Inc. (“PBI”) issued a press release announcing the consummation of the sale of its management services business to an affiliate of Apollo Global Management, LLC (the “Buyer”), pursuant to the Stock and Asset Purchase Agreement, dated as of July 29, 2013, by and among PBI, Pitney Bowes Limited, Pitney Bowes of Canada Ltd., Pitney Bowes Management Services, Inc., Pitney Bowes Government Solutions, Inc. and the Buyer. The full text of such press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 9.01. EXHIBITS

(d) Exhibits.

Exhibit Number	Description of Exhibit

99.1	Press release of Pitney Bowes Inc. dated October 1, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pitney Bowes Inc.

Date: October 1, 2013	By:	/s/ Amy C. Corn
	Name:	Amy C. Corn
	Title:	Vice President, Secretary and Chief Governance Officer

Exhibit Index

Exhibit Number	Description of Exhibit

99.1	Press release of Pitney Bowes Inc. dated October 1, 2013.